SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[  ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[  ] Definitive Proxy Statement
[x] Definitive Additional Materials
[  ] Soliciting Material Pursuant to §240,14a-12

The York Water Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required.

[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

THE YORK WATER COMPANY

**IMPORTANT NOTICE**

Regarding the Availability of Proxy Materials

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.  We encourage you to access and review all of the important information contained in the proxy materials before voting.

THE YORK WATER COMPANY
130 E. MARKET STREET
P.O. BOX 15089
YORK, PA 17405

Shareholder Meeting to be held on 05/04/09

Proxy Materials Available

•	Notice and Proxy Statement
•	Annual Report

PROXY MATERIALS – VIEW OR RECEIVE
You can choose to view the materials online or receive a paper or e-mail copy.  There is NO charge for requesting a copy.  Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before 04/20/09.

HOW TO VIEW MATERIALS VIA THE INTERNET Have the 12 Digit Control Number available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIALS
1) BY INTERNET     - www.proxyvote.com
2) BY TELEPHONE - 1-800-579-1639
3) BY E-MAIL*         - sendmaterial@proxyvote.com

*If requesting materials by e-mail, please send a blank
e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information

Meeting Type:	Annual
Meeting Date:	05/04/09
Lunch:	12:00 P.M., EST
Meeting Time:	1:00 P.M., EST
For Holders as of:	02/27/09

Meeting Location:
Strand-Capitol Performing Arts Center
50 North George Street
York, PA 17401
Free parking will be available at the York City parking garages.

Meeting Directions:
For Meeting Directions, Please Call:
717-718-2942

FROM HARRISBURG:
TAKE I-83 TO EXIT 22 (N. GEORGE ST./ BUSINESS 83) SOUTH ON N. GEORGE ST. TO PHILADELPHIA ST. RIGHT ON PHILA. ST. TO PARKING GARAGE ON RIGHT

FROM BALTIMORE:
TAKE I-83 TO EXIT 15 (S. GEORGE ST./ BUSINESS 83) NORTH ON S. GEORGE ST. TO MARKET ST. RIGHT ON MARKET ST. TO PARKING GARAGE ON LEFT

FROM LANCASTER OR GETTYSBURG:
TAKE RT. 30 TO N. GEORGE ST. (BUSINESS 83) SOUTH ON N. GEORGE ST. TO PHILADELPHIA ST. RIGHT ON PHILA. ST. TO PARKING GARAGE ON RIGHT

How To Vote

Vote In Person

To vote your shares in person at the meeting, you will be required to present a photo ID.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM.  Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.  Have your notice in hand when you access the web site and follow the instructions.

Voting items

Directors recommend a vote FOR all the nominees listed.

1.	ELECTION OF DIRECTORS:
Nominees:
	1)	George Hay Kain III
	2)	Michael W. Gang, Esq.
	3)	George W. Hodges
	4)	Jeffrey R. Hines, P.E.

2.	Appoint Beard Miller Company LLP as auditors.

3.	DISCRETIONARY AUTHORITY
To transact such other business as may properly come before the Meeting and any adjournment thereof according to the proxies’ discretion and in their discretion.